SUPPLEMENT DATED JULY 23, 2012
To the variable annuity prospectus of Allianz ConnectionsSM
Dated June 14, 2012, as supplemented July 9, 2012, for Contracts issued on or after May 2, 2011
ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	The following note is added to the Purchasing the Contract-Purchase Requirements section of the prospectus :

For Contracts issued in New Jersey: total purchase payments are limited to a maximum of $1.5 million.

2.	Effective July 23, 2012 for Allianz ConnectionsSM prospectuses, the Fee Table Examples on page 10 of the prospectus are replaced with the following:

1)
If you surrender your Contract (take a full withdrawal) at the end of each time period. Year 1 and 3 figures are for the Base Contract with Quarterly Value Death Benefit and Income Focus (8.5% declining withdrawal charge, 1.45% M&E charge, and maximum rider charge of 2.95%). Year 5 and 10 figures are for the Base Contract with Quarterly Value Death Benefit and Income Protector (8.5% declining withdrawal charge, 1.45% M&E charge, and maximum rider charge of 2.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.73% (the maximum Investment Option operating expense)	$1,509	$2,710	$3,803	$6,772
0.52% (the minimum Investment Option operating expense)	$1,391	$2,371	$3,261	$5,817
2)
If you apply your total Contract Value to Annuity Payments (take a Full Annuitization) at the end of each time period. The earliest available date Annuity Payments can begin (Income Date) is one year after the date we issue the Contract (Issue Date) for Florida, and two years after the Issue Date in all other states. All figures in this table are for the Base Contract with Quarterly Value Death Benefit (8.5% declining withdrawal charge and 1.45% M&E charge). Year 1 and 3 figures include Income Focus (maximum rider charge of 2.95%) and Year 5 and 10 figures include Income Protector (maximum rider charge of 2.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.73% (the maximum Investment Option operating expense)	$ 659	$1,960	$3,303	$6,772
0.52% (the minimum Investment Option operating expense)	$ 541	$1,621	$2,761	$5,817

3)
If you do not surrender your Contract. All figures in this table are for the Base Contract with Quarterly Value Death Benefit (8.5% declining withdrawal charge and 1.45% M&E charge). Year 1 and 3 figures include Income Focus (maximum rider charge of 2.95%) and Year 5 and 10 figures include Income Protector (maximum rider charge of 2.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.73% (the maximum Investment Option operating expense)	$ 659	$1,960	$3,303	$6,772
0.52% (the minimum Investment Option operating expense)	$ 541	$1,621	$2,761	$5,817

PRO-007-0512

(CNT-062-WW)